SIXTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

          This Sixth Amendment to Loan and Security Agreement is entered into as of October 31,2002 (the “Amendment”), by and between COMERICA BANK-CALIFORNIA (“Bank”) and MAXWELL TECHNOLOGIES, INC. (“ Parent”) and MML ACQUISITION CORP. (individually, a “Borrower” and collectively, the “Borrowers”).

RECITALS

          Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of February 26, 2001, as amended from time to time, including but not limited to by that certain Amendment to Loan and Security Agreement dated as of May 25, 2001, that certain Second Amendment to Loan and Security Agreement dated as of June 18, 2001, that certain Third Amendment to Loan and Security Agreement dated as of December 21, 2001 (the “Third Amendment”), that certain Fourth Amendment to Loan and Security Agreement dated as of July 2, 2002, and that certain Fifth Amendment to Loan and Security Agreement dated as of August 13, 2002 (collectively, the “Agreement”).

          In addition, Bank agreed to make the Term Loan (as defined in the Third Amendment) to Parent under the terms and conditions set forth in the Term Loan Agreement, the Note, Addendum to Note, and Environmental Indemnity (each as defined in the Third Amendment and dated as of December 21, 2001) (collectively, the “Term Loan Agreements”).  Parent’s obligations under the Term Loan Agreements are secured by the Collateral as well as by a Deed of Trust, Security Agreement, and Fixture Filing (With Assignment of Rents and Leases) recorded on December 26, 2001, as File Number 2001-0954268, in the office of the County Recorder of San Diego County, California (the “Deed of Trust”), an Assignment of Real Property Leases and Rents (the “Assignment”), and a UCC fixture filing, each dated as of December 21, 2001.  The Agreement, the Term Loan Agreements, the Deed of Trust and the Assignment are collectively referred to herein as the Agreements.

          Further, effective as of October 9, 2002, Maxwell Electronic Components Group, Inc., a California corporation (“ MECG”), a former Borrower under the Agreement, merged with and into Parent, with Parent continuing as the surviving corporation (the “Merger”).  Pursuant to the Loan Agreement, Bank must consent to such Merger.

          Parent desires to assume all obligations of MECG under the Agreement (the “Assumption”).  Parent and MECG have requested Bank’s consent to such Merger, and Bank desires to grant such consent, provided Parent assumes all obligations of MECG to Bank under the Agreement in accordance with this Amendment.

          Additionally, the parties desire to amend the Agreements in accordance with the terms of this Amendment.

          NOW, THEREFORE, the parties agree as follows:

          1.          To the extent not already provided for in the agreement(s) setting forth the terms of the Merger, or otherwise made effective as a consequence of such Merger, Parent hereby assumes all obligations of MECG, including, but not limited to, the payment of any amounts outstanding (including but not limited to Bank’s expenses, fees, attorney’s fees, and collection fees), under the Agreements.  Parent confirms that, to secure such performance, Parent grants Bank a security interest in all the Collateral, including any portion of the Collateral which was formerly owned by MECG but is now owned by Parent as a result of such merger.

          2.          Bank hereby waives Borrowers’ default under Section 7.3 of the Agreement as it relates to the Merger.

          3.          The following defined term in Section 1.1 of the Agreement is hereby amended as follows:

                                        “Credit Extension” means the issuance of credit cards under Section 2.1(d), the Term Loan under Section 2.1(g), or any other extension of credit by Bank for the benefit of Borrower hereunder.

          4.          Bank hereby waives Borrowers’ default under Section 6.10 of the Agreement, as in effect prior to the date of this Amendment, for the period ending August 31, 2002.

          5.          Section 2.1(a) of the Agreement hereby is amended in its entirety as follows:

                       “2.1(a)     Intentionally Omitted.”

                       “2.1(b)     Intentionally Omitted.”

                       “2.1(c)     Credit Card.  Subject to the terms and conditions of this Agreement, Bank agrees to issue or cause to be issued corporate credit cards for the executives of Borrowers in an aggregate credit limit not to exceed Two Hundred Twenty Five Thousand Five Hundred Dollars ($225,500) (the “Credit Card Sublimit”).  The terms and conditions (including repayment and fees) of such Credit Card Sublimit shall be subject to the terms and conditions of the Bank’s standard forms of application and agreement for corporate credit card(s), which Borrowers hereby agree to execute.”

                       “2.1(d)     Intentionally Omitted.”

          6.          Section 6.8 of the Agreement hereby is amended in its entirety as follows:

                       “6.8          Intentionally Omitted.”

          7.          Section 6.9 of the Agreement hereby is amended in its entirety as follows:

                       “6.9          Intentionally Omitted.”

          8.          Section 6.10 of the Agreement hereby is amended in its entirety as follows:

“6.10 Tangible Net Worth. Borrowers shall at all times maintain a Tangible Net Worth of not less than Twenty Four Million Dollars ($24,000,000).”

          9.          Section 6.11 of the Agreement hereby is amended in its entirety as follows:

                       “6.11       Intentionally Omitted.”

          10.        Exhibit D to the Agreement hereby is replaced with Exhibit D hereto.

          11.        The references to “$6,000,000” and or “Six Million Dollars ($6,000,000) in the Term Note (or otherwise in the Term Loan Agreements) hereby are replaced with “$3,000,000” and “Three Million Dollars ($3,000,000),” respectively.

          12.        In consideration of the foregoing amendment, Parent assumes and agrees to pay the indebtedness evidenced by the Term Note as hereby amended and Borrowers agree to pay and perform each and all of the conditions and covenants required to be performed by Borrowers pursuant to the Agreements.

          13.        In order to induce Lender to execute this Amendment, Parent represents and warrants that title to the real property described in the Deed of Trust is vested in Maxwell Technologies, Inc., subject only to those exceptions as shown on the preliminary title report dated as of October 15, 2002, issued by Chicago Title Company.

          14.        Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreements.  The Agreements, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreements, as in effect prior to the date hereof.  Each Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreements.

          15.        Each Borrower represents and warrants that the representations and warranties contained:  in the Agreements are true and correct as of the date of this Amendment, and that, except as expressly waived hereby, no Event of Default has occurred and is continuing.

          16.        This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

          17.        As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

          (a)         This Amendment, duly executed by the Borrowers;

          (b)         Corporate Resolutions to Borrow;

          (c)         An amount sufficient to reduce the Term Loan to $3,000,000, which amount maybe debited from Borrower’s account no. 1891-382036;

          (d)         An amount equal to all Bank Expenses inc d to date, which amount may be debited from any of Borrower’s account no. 1891-382036;

          (e)         [handwritten] $22,000.00, to satisfy the “unused line fee” charged (pursuant to Section 2.5(a) of the Agreement) but not previously collected, which amount may be debited from Borrower’s account no. 1891-382036; and

          (f)         Such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

MAXWELL TECHNOLOGIES, INC.

[handwritten and initialized “CJE”]
By: /s/ [illegible]

Title:

MML ACQUISITION CORP.

[handwritten and initialized “CJE”]
By: /s/ [illegible]

Title:

COMERICA BANK-CALIFORNIA

By: /s/ [illegible]

Title: Vice President

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:	COMERICA BANK-CALIFORNIA

FROM:	MAXWELL TECHNOLOGIES, INC., MML ACQUISITION CORP.

          The undersigned authorized officer of MAXWELL TECHNOLOGIES, INC. (“Parent”) on behalf of Parent and MML ACQUISITION CORP. (collectively, “Borrowers”) hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the “Agreement”), (i) Borrower(s) are in complete compliance for the period ending ____________________ with all required covenants except as noted below and (ii) all representations and warranties of Borrowers stated in the Agreement are true and correct in all material respects as of the date hereof.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Quarterly financial statements	Quarterly within 45 days	Yes	No
Annual (CPA Audited)	FYE within 90 days	Yes	No
10K & 10Q	within 5 days of filing	Yes	No
IP Report	Within 30 days of 2/1 and 8/1	Yes	No

Financial Covenant	Required	Actual	Complies

Maintain monthly:
Minimum Tangible Net Worth	$24,000,000	$___________	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:

Sincerely,	AUTHORIZED SIGNER
Date:

Verified:

SIGNATURE	AUTHORIZED SIGNER

Date:

TITLE
Compliance Status Yes No
DATE

[handwritten and initialized “CJE”]

[handwritten and initialized “CJE”]

CORPORATE RESOLUTIONS TO BORROW

     Borrower:          MAXWELL TECHNOLOGIES, INC.

          I, the undersigned [handwritten and initialized “CJE”] Chief Executive Officer of MAXWELL TECHNOLOGIES, INC. (the “Corporation”), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of Delaware.

          I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation, as amended, and the Restated Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

          I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting, (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

          BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES

Carlton J. Eibl	CEO	/s/ CARLTON J. EIBL

James A. Baumker	CFO	/s/ JAMES A. BAUMKER

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

          Borrow Money.  To borrow from time to time from Comerica Bank-California (“Bank”), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Sixth Amendment to Loan and Security Agreement dated as of October 31, 2002 (the “Amendment”).

          Execute Amendments.  To execute and deliver to Bank the Amendment, and also to execute and deliver to Bank one or more renewals, extensions, modifications, consolidations, or substitutions therefor.

          Grant Security.  To grant a security interest to Bank in the Collateral described in the Amendment, which security interest shall secure all of the Corporation’s Obligations, as described in the Amendment.

          Negotiate Items.  To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

          Further Acts.  In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

          BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank.  Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

          I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

          I FURTHER CERTIFY that attached hereto are true and correct copies of the Certificate of Incorporation and Bylaws of the Corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand on November _, 2002 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:

X /s/ [illegible]

CORPORATE RESOLUTIONS TO BORROW

     Borrower:          MML ACQUISITION CORP.

          I, the undersigned [handwritten and initialized “CJE”] Chief Executive Officer of MAXWELL TECHNOLOGIES, INC. (the “Corporation”), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of Delaware.

          I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation, as amended, and the Restated Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

          I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting, (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

          BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES

Carlton J. Eibl	CEO	/s/ CARLTON J. EIBL

James A. Baumker	CFO	/s/ JAMES A. BAUMKER

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

          Borrow Money.  To borrow from time to time from Comerica Bank-California (“Bank”), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Sixth Amendment to Loan and Security Agreement dated as of October 31, 2002 (the “Amendment”).

          Execute Amendments.  To execute and deliver to Bank the Amendment, and also to execute and deliver to Bank one or more renewals, extensions, modifications, consolidations, or substitutions therefor.

          Grant Security.  To grant a security interest to Bank in the Collateral described in the Amendment, which security interest shall secure all of the Corporation’s Obligations, as described in the Amendment.

          Negotiate Items.  To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

          Further Acts.  In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

          BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank.  Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

          I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

          I FURTHER CERTIFY that attached hereto are true and correct copies of the Certificate of Incorporation and Bylaws of the Corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand on November _, 2002 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:

X /s/ [illegible]